                                                                    Exhibit 12.1

Computation of ratio of earnings to fixed charges and ratio of earnings to fixed charges and preferred stock dividends ($ in millions)

                                                                               Three months  Three months  Twelve months
                                                                                  ended         ended          ended
                                                                                March 31,      March 31,    December 31,
Line #         CONSOLIDATED BASIS                                   Line Ref.      2003          2002           2002
------        ------------------                                    ---------  ------------  ------------  -------------
 1a     Pretax earnings (loss) from continuing operations                         $146.0          ($9.1)       $119.4

 1b     Less undistributed earnings in unconsolidated affiliates                     n/a            n/a           n/a

  2     Interest expense                                                            13.6           18.2          71.8

  3     Portion of rent representative of interest exp                               2.1            2.1           8.3
                                                                                  -------        -------       -------

  4     Operating earnings as adjusted                              1a+1b+2+3      161.7           11.2         199.5
                                                                                  =======        =======       =======

  5     Preferred stock dividend requirements                                        7.6            7.6          30.3

  6     Effective percent. for dividend gross-up (1-eff .tax rate)   100%-14         0.7            1.0           0.9
                                                                                  -------        -------       -------

  7     Effective preferred stock div. requirements                    5/6          11.1            7.6          33.6

  8     Interest expense                                                2           13.6           18.2          71.8

  9     Portion of rent representative of interest exp                  3            2.1            2.1           8.3
                                                                                  -------        -------       -------

 10     Total fixed charges and preferred stock dividends             7+8+9         26.8           27.9         113.7
                                                                                  =======        =======       =======

 11     Ratio of earnings to fixed charges
          and preferred stock dividends                               4/10           6.0 X          0.4 X         1.8 X
                                                                                  =======        =======       =======
        Fixed charges exceed earnings

        Effective tax rate:

 12                 Pretax loss                                         1          146.0           (9.1)        119.4

 13                 Income tax expense (benefit)                                    46.1         n/a***          11.7
                                                                                  -------        -------       -------

 14                 Effective tax rate for pref. stock gross-up       13/12          0.3         n/a***           0.1
                                                                                  =======        =======       =======

                                                                                Twelve months  Twelve months  Twelve months
                                                                                    ended          ended          ended
                                                                                 December 31,   December 31,   December 31,
Line #         CONSOLIDATED BASIS                                   Line Ref.       2001           2000            1999
------        ------------------                                    ---------   -------------  -------------  -------------
 1a     Pretax earnings (loss) from continuing operations                           ($427.5)       $355.4          $161.5

 1b     Less undistributed earnings in unconsolidated affiliates                        n/a          (1.0)          (29.0)

  2     Interest expense                                                               45.7          16.1            14.7

  3     Portion of rent representative of interest exp                                  7.7           0.9             0.6
                                                                                    --------       -------        --------

  4     Operating earnings as adjusted                              1a+1b+2+3        (374.1)        371.4           147.8
                                                                                    ========       =======        ========

  5     Preferred stock dividend requirements                                          18.1           0.0             0.0

  6     Effective percent. for dividend gross-up (1-eff .tax rate)   100%-14            1.0           0.0             0.0
                                                                                    --------       -------        --------

  7     Effective preferred stock div. requirements                    5/6             18.1           0.0             0.0

  8     Interest expense                                                2              45.7          16.1            14.7

  9     Portion of rent representative of interest exp                  3               7.7           0.9             0.6
                                                                                    --------       -------        --------

 10     Total fixed charges and preferred stock dividends             7+8+9            71.5          17.0            15.3
                                                                                    ========       =======        ========

 11     Ratio of earnings to fixed charges
          and preferred stock dividends                               4/10             (5.2)X        21.8 X           9.6 X
                                                                                    ========       =======        ========

        Effective tax rate:

 12                 Pretax loss                                         1            (427.5)        355.4           161.5

 13                 Income tax expense (benefit)                                     n/a***           n/a             n/a
                                                                                    --------       -------        --------

 14                 Effective tax rate for pref. stock gross-up       13/12          n/a***           n/a             n/a
                                                                                    ========       =======        ========

                                                                                 Twelve months
                                                                                     ended
                                                                                  December 31,
Line #         CONSOLIDATED BASIS                                   Line Ref.         1998
------        ------------------                                    ---------    -------------
 1a     Pretax earnings (loss) from continuing operations                            $79.6

 1b     Less undistributed earnings in unconsolidated affiliates                     (17.2)

  2     Interest expense                                                              13.7

  3     Portion of rent representative of interest exp                                 0.6
                                                                                    -------

  4     Operating earnings as adjusted                              1a+1b+2+3         76.7
                                                                                    =======

  5     Preferred stock dividend requirements                                          0.0

  6     Effective percent. for dividend gross-up (1-eff .tax rate)   100%-14           0.0
                                                                                    -------

  7     Effective preferred stock div. requirements                    5/6             0.0

  8     Interest expense                                                2             13.7

  9     Portion of rent representative of interest exp                  3              0.6
                                                                                    -------

 10     Total fixed charges and preferred stock dividends             7+8+9           14.3
                                                                                    =======

 11     Ratio of earnings to fixed charges
          and preferred stock dividends                               4/10             5.4 X
                                                                                    =======
        Fixed charges exceed earnings

        Effective tax rate:

 12                 Pretax loss                                         1             79.6

 13                 Income tax expense (benefit)                                       n/a
                                                                                    -------

 14                 Effective tax rate for pref. stock gross-up       13/12            n/a
                                                                                    =======

n/a - earnings in affiliates already excluded from earnings n/a*** due to loss in period

WHITE MOUNTAINS/FUND AMERICAN
RATIO OF EARNINGS TO FIXED CHARGES
PERIODS ENDED DECEMBER 31, 1996 THROUGH 2002

                                                                               Three months  Three months  Twelve months
                                                                                  ended         ended          ended
                                                                                March 31,      March 31,    December 31,
Line #         CONSOLIDATED BASIS                                   Line Ref.      2003          2002           2002
------        ------------------                                    ---------  ------------  ------------  -------------
 1a     Pretax earnings (loss) from continuing operations                         $146.0          ($9.1)       $119.4

 1b     Less undistributed earnings in unconsolidated affiliates                     n/a            n/a           n/a

  2     Interest expense                                                            13.6           18.2          71.8

  3     Portion of rent representative of interest exp                               2.1            2.1           8.3
                                                                                  -------        -------       -------

  4     Operating earnings as adjusted                              1a+1b+2+3      161.7           11.2         199.5
                                                                                  =======        =======       =======

  8     Interest expense                                                2           13.6           18.2          71.8

  9     Portion of rent representative of interest exp                  3            2.1            2.1           8.3
                                                                                  -------        -------       -------

 10     Total fixed charges                                           7+8+9         15.7           20.3          80.1
                                                                                  =======        =======       =======

 11     Ratio of earnings to fixed charges                            4/10          10.3 X          0.6 X         2.5 X
                                                                                  =======        =======       =======


                                                                                Twelve months  Twelve months  Twelve months
                                                                                    ended          ended          ended
                                                                                 December 31,   December 31,   December 31,
Line #         CONSOLIDATED BASIS                                   Line Ref.       2001           2000            1999
------        ------------------                                    ---------   -------------  -------------  -------------
 1a     Pretax earnings (loss) from continuing operations                           ($427.5)       $355.4          $161.5

 1b     Less undistributed earnings in unconsolidated affiliates                        n/a          (1.0)          (29.0)

  2     Interest expense                                                               45.7          16.1            14.7

  3     Portion of rent representative of interest exp                                  7.7           0.9             0.6
                                                                                    --------       -------        --------

  4     Operating earnings as adjusted                              1a+1b+2+3        (374.1)        371.4           147.8
                                                                                    ========       =======        ========

  8     Interest expense                                                2              45.7          16.1            14.7

  9     Portion of rent representative of interest exp                  3               7.7           0.9             0.6
                                                                                    --------       -------        --------

 10     Total fixed charges                                           7+8+9            53.4          17.0            15.3
                                                                                    ========       =======        ========

 11     Ratio of earnings to fixed charges                            4/10             (7.0)X        21.8 X           9.6 X
                                                                                    ========       =======        ========


                                                                                 Twelve months
                                                                                     ended
                                                                                  December 31,
Line #         CONSOLIDATED BASIS                                   Line Ref.         1998
------        ------------------                                    ---------    -------------
 1a     Pretax earnings (loss) from continuing operations                            $79.6

 1b     Less undistributed earnings in unconsolidated affiliates                     (17.2)

  2     Interest expense                                                              13.7

  3     Portion of rent representative of interest exp                                 0.6
                                                                                    -------

  4     Operating earnings as adjusted                              1a+1b+2+3         76.7
                                                                                    =======

  8     Interest expense                                                2             13.7

  9     Portion of rent representative of interest exp                  3              0.6
                                                                                    -------

 10     Total fixed charges                                           7+8+9           14.3
                                                                                    =======

 11     Ratio of earnings to fixed charges                            4/10             5.4 X
                                                                                    =======



n/a - earnings in affiliates already excluded from earnings